SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 2

to

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2021

Nutriband, Inc.

Nevada	000-55654	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 S. Orange Ave. Suite 1500 Orlando, Florida	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

EXPLANATORY NOTE

Nutriband, Inc. is filing this Amendment to its Current Report on Form 8-K, filed January 21, 2021 (the “Form 8-K”), to correct a typographical error in the table below that sets forth the issuances of unregistered securities reported in the Form 8-K and in the Explanatory Note in Amendment No. 1 to the Form 8-K. No other changes were made to the Form 8-K in this Amendment.

ITEM 3.02. Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount (1)	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
January 5, 2021	10,000 shares of common stock	Gareth Sheridan, CEO and Director	NA	$15.00 per share/NA
January 5, 2021	10,000 shares of common stock	Sean Gallagher, Executive Chairman and Director	NA	$15.00 per share/NA
January 5, 2021	10,000 shares of common stock	Serguei Melnik, Director	NA	$15.00 per share/NA
January 5, 2021	5,000 shares of common stock	Michael Myer, President of Pocono Pharma and Director	NA	$15.00 per share/NA
January 5, 2021	12,500 shares of common stock	Radu Bujoreanu, Director	NA	$15.00 per share/NA
January 5, 2021	10,000 shares of common stock	Steven P. Damon, Director	NA	$15.00 per share/NA
January 5, 2021	5,000 shares of common stock	Michael Doron, Director	NA	$15.00 per share/NA
January 5, 2021	12,5000 shares of common stock	Mark Hamilton, Director	NA	$15.00 per share/NA
January 5, 2021	12,500 shares of common stock	Stefan Mancas, Director	NA	$15.00 per share/NA
January 5, 2021	5,000 shares of common stock	Vsevolod Grogore, Director	NA	$15.00 per share/NA
January 5, 2021	5,000 shares of common stock	Patrick Ryan, Chief Technical Officer	NA	$15.00 per share/NA
January 5, 2021	10,000 shares of common stock	Gerald Goodman, Chief Financial Officer	NA	$15.00 per share/NA
January 5, 2021	6.825 shares of common stock	Alan Smith, Chief Operating Officer and President of 4P Therapeutics	NA	$15.00 per share/NA
January 5, 2021	5,000 shares of common stock	Vitalie Botgros, Consultant	NA	$15.00 per share/NA
January 5, 2021	6,000 shares of common stock	Thomas Cooney, Director	NA	$15.00 per share/NA
January 5, 2021	5,000 shares of common stock	Jay Moore, Director	NA	$15.00 per share/NA

(1)	The issuances to directors and management and consultants are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D, Regulation S or Rule 701 promulgated by the SEC under the Securities Act.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NUTRIBAND, INC.

Date: January 21, 2021	By:	/s/ Gareth Sheridan
R: Gareth Sheridan
Chief Executive Officer

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